                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Landstar System, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                [LANDSTAR LOGO]

                             LANDSTAR SYSTEM, INC.
                         13410 SUTTON PARK DRIVE SOUTH
                          JACKSONVILLE, FLORIDA 32224

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 15, 2002

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of Landstar System, Inc., a Delaware corporation (the "Company"), will be held in the First Floor Conference Room of the principal offices of Landstar System, Inc., at the above address, on Wednesday, May 15, 2002, at 10:00 a.m., local time, for the following purposes:

     (1) To elect two Class III Directors for terms to expire at the 2005 Annual Meeting of Shareholders;

     (2) To ratify the appointment of KPMG LLP as the Company's independent auditors for fiscal year 2002;

     (3) To consider approval of the Company's 2002 Employee Stock Option Plan;

     (4) To consider approval of the Company's Executive Incentive Compensation Plan, which is being submitted for approval by the shareholders to assure the deductibility by the Company for federal income tax purposes of certain compensation payable thereunder; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 18, 2002 will be entitled to notice of and to vote at the meeting. A list of shareholders eligible to vote at the meeting will be available for inspection at the meeting at the address set forth above and during business hours from May 3, 2002 to the date of the meeting at the Company's corporate headquarters as set forth above.

     All shareholders are cordially invited to attend the meeting in person. Whether you expect to attend the Annual Meeting or not, your proxy vote is very important. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.

                                       By Order of the Board of Directors

                                       /s/ Robert C. Larose
                                       ROBERT C. LAROSE
                                       Vice President,
                                       Chief Financial Officer
                                       and Secretary

Jacksonville, Florida
March 22, 2002

           IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED
                             AND RETURNED PROMPTLY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                [LANDSTAR LOGO]

                             LANDSTAR SYSTEM, INC.
                         13410 SUTTON PARK DRIVE SOUTH
                          JACKSONVILLE, FLORIDA 32224

March 22, 2002

To the Shareholders of Landstar System, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Landstar System, Inc., on Wednesday, May 15, 2002, at 10:00 a.m., local time, to be held in the first floor conference room of the principal offices of Landstar System, Inc., at 13410 Sutton Park Drive South, Jacksonville, Florida 32224. A notice of meeting, a proxy card, the 2001 Annual Report and a Proxy Statement containing information about the matters to be acted upon are enclosed. It is important that your shares be represented at the meeting. Accordingly, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed pre-addressed, postage-paid envelope even if you are planning to attend the meeting.

I look forward to the Annual Meeting of Shareholders, and I hope you will attend the meeting or be represented by proxy.

                                          /s/ Jeffrey C. Crowe

                                          Jeffrey C. Crowe
                                          Chairman of the Board
                                          and Chief Executive Officer

                             LANDSTAR SYSTEM, INC.

                                PROXY STATEMENT

March 22, 2002

                                  INTRODUCTION

     This Proxy Statement is furnished to the shareholders of Landstar System, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board") to be voted at the Annual Meeting of Shareholders to be held on Wednesday, May 15, 2002 at 10:00 a.m., local time (the "2002 Annual Meeting"). The 2001 Annual Report to Shareholders (which does not form a part of the proxy solicitation material), including the financial statements of the Company for fiscal year 2001, is enclosed herewith. The mailing address of the principal executive offices of the Company is 13410 Sutton Park Drive South, Jacksonville, Florida 32224. This Proxy Statement, accompanying form of proxy, Notice of Meeting and 2001 Annual Report are being mailed to the shareholders of the Company on or about March 22, 2002.

                                  RECORD DATE

     The Board has fixed the close of business on March 18, 2002 as the record date for the 2002 Annual Meeting. Only shareholders of record on that date will be entitled to vote at the meeting in person or by proxy.

                                    PROXIES

     Shares cannot be voted at the meeting unless the owner thereof is present in person or by proxy. The proxies named on the enclosed proxy card were appointed by the Board to vote the shares represented by the proxy card. If a shareholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Shareholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted "FOR" the election of the named nominees, the ratification of KPMG LLP as independent auditors for the Company, and the proposals to approve the Company's 2002 Employee Stock Option Plan and the Company's Executive Incentive Compensation Plan as set forth in this Notice of 2002 Annual Meeting. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to management that may properly come before the 2002 Annual Meeting.

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted, or (iii) by such person(s) voting in person at the 2002 Annual Meeting.

     The Board has selected The Bank of New York as Inspectors of Election (the "Inspectors") pursuant to the Company's Bylaws, as amended. The Inspectors shall ascertain the number of shares outstanding, determine the number of shares represented at the 2002 Annual Meeting by proxy or in person and count all votes and ballots. Each shareholder shall be entitled to one vote for each share of Common Stock (as defined hereafter) and such votes may be cast either in person or by written proxy.

                               PROXY SOLICITATION

     The cost of the preparation of proxy materials and the solicitation of proxies will be paid by the Company. The Company has engaged Georgeson Shareholder Communications, Inc. as the proxy solicitor for the 2002 Annual Meeting for a fee of approximately $6,000 plus reasonable expenses. In addition to the use of the mails, certain directors, officers or employees of the Company may solicit proxies by telephone or personal contact. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

                               VOTING SECURITIES

     The Company has only one class of voting securities, its common stock, par value $.01 per share (the "Common Stock") outstanding. On March 18, 2002, 8,105,753 shares of Common Stock were outstanding. At the 2002 Annual Meeting, each shareholder of record at the close of business on March 18, 2002 will be entitled to one vote for each share of Common Stock owned on that date as to each matter properly presented to the 2002 Annual Meeting. The holders of a majority of the total number of the issued and outstanding shares of Common Stock shall constitute a quorum for purposes of the 2002 Annual Meeting.

                  PROPOSAL NUMBER ONE -- ELECTION OF DIRECTORS

     The Board is divided into three classes, with Directors in each class serving staggered three-year terms. At each annual meeting of shareholders, the terms of Directors in one of the three classes expire. At that annual meeting of shareholders, Directors are elected in a class to succeed the Directors whose terms expire, with the terms of the Directors so elected to expire at the third annual meeting of shareholders thereafter. Pursuant to the Company's Bylaws, new Directors elected by the remaining Board members to fill a vacancy on the Board shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class of which they have been elected expires and until such Director's successors shall have been duly elected and qualified. There are seven members of the Board of Directors; two Class III Directors to be elected at the 2002 Annual Meeting of Shareholders (whose members' terms will expire at the 2005 Annual Meeting of Shareholders), two Class I Directors whose terms will expire at the 2003 Annual Meeting of Shareholders, and three Class II Directors whose terms will expire at the 2004 Annual Meeting of Shareholders.

     It is intended that the shares represented by the accompanying form of proxy will be voted at the 2002 Annual Meeting for the election of nominees David G. Bannister and Jeffrey C. Crowe as the Directors comprising Class III whose members' terms will expire at the 2005 Annual Meeting of Shareholders, unless the proxy specifies otherwise. Each nominee has indicated his willingness to serve as a member of the Board, if elected.

     If, for any reason not presently known, David G. Bannister or Jeffrey C. Crowe are not available for election at the time of the 2002 Annual Meeting, the shares represented by the accompanying form of proxy may be voted for the election in his/their stead of substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

     Assuming the presence of a quorum, to be elected, a nominee must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 2002 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.

                 THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

                            DIRECTORS OF THE COMPANY

     The following information describes the principal occupation or employment, other affiliations and business experience of each nominee named above and to the other persons whose terms as Directors will continue after the 2002 Annual Meeting.

             NAME                AGE                       BUSINESS EXPERIENCE
             ----                ---                       -------------------
CLASS III -- NOMINEES TO SERVE AS DIRECTORS UNTIL THE 2005 ANNUAL MEETING

David G. Bannister.............  46    Mr. Bannister has been a Director of the Company since April
                                       1991 and a Director of Landstar System Holdings, Inc. (a
                                       wholly-owned subsidiary of the Company) ("LSHI") since
                                       October 1988. Mr. Bannister is a General Partner of Grotech
                                       Capital Group, a private equity and venture capital firm.
                                       Prior to joining Grotech in May 1998, Mr. Bannister was a
                                       Managing Director at BT Alex. Brown Incorporated. Mr.
                                       Bannister also serves on the Board of Directors of Allied
                                       Holdings, Inc., Nationtax Online, Inc., SimonDelivers.com,
                                       Inc. and iFleet, Inc.

Jeffrey C. Crowe...............  55    Mr. Crowe has been Chairman of the Board and Chief Executive
                                       Officer of the Company since April 1991. Mr. Crowe was
                                       President of the Company from April 1991 to June 2001. He
                                       has been Chief Executive Officer of LSHI since June 1989 and
                                       Chairman of the Board of LSHI since March 1991. Mr. Crowe
                                       has been President of Signature Insurance Company
                                       ("Signature") (a wholly-owned subsidiary of LSHI) since
                                       February 1997. Mr. Crowe served in a number of capacities at the American Trucking Association, Inc. ("ATA") including
                                       Secretary and a member of the ATA Executive Committee and
                                       served as a Director of the ATA Foundation since November
                                       1989 until his resignation from the ATA in 1998. He has also served as Chairman of the National Defense Transportation
                                       Association ("NDTA") commencing October 1993. He has served as a Director of Silgan Holdings Inc. since May 1997, a
                                       Director of National Chamber Foundation since November 1997, and a Director of U.S. Chamber of Commerce since February
                                       1998. He has been a Director of SunTrust Bank-North Florida since January 1999. Mr. Crowe commenced serving as a member of the Board of Advisors for the U.S. Merchant Marine
                                       Academy Global Maritime and Transportation School on April
                                       25, 2001 and he commenced serving as a Director for the ENO
                                       Transportation Foundation, Inc. on October 19, 2001.

CLASS I -- DIRECTORS WHOSE TERMS EXPIRE AT THE 2003 ANNUAL MEETING

Ronald W. Drucker..............  60    Mr. Drucker has been a Director of the Company and LSHI
                                       since April 1994. Mr. Drucker is a consultant and he serves as the Chairman of the NDTA Business Practices Committee. He
                                       also served as Chairman of the Board of Encompass, a global logistics information joint venture of AMR and CSX
                                       Corporations from 1989 through 1997. Between 1966 and 1992,
                                       Mr. Drucker served with CSX predecessor companies in various capacities. He is a member of the American Railway
                                       Engineering and Maintenance-of-Way Association and the
                                       American Society of Civil Engineers and serves as a member of the Board of Directors of SunTrust Bank-North Florida,
                                       Railworks, Inc., The Cooper Union for the Advancement of
                                       Science and Art, and The New World Symphony.

             NAME                AGE                       BUSINESS EXPERIENCE
             ----                ---                       -------------------
Henry H. Gerkens...............  51    Mr. Gerkens has been a Director of the Company and LSHI
                                       since May 2000. Mr. Gerkens has been President and Chief
                                       Operating Officer of the Company and LSHI since December
                                       2001. He was President and Chief Financial Officer of the
                                       Company and LSHI from July 2001 to December 2001. He served as Executive Vice President and Chief Financial Officer of
                                       the Company and LSHI from November 1994 to July 2001. He
                                       served as Vice President and Chief Financial Officer of the
                                       Company from January 1993 to November 1994 and held the same positions at LSHI from August 1988 to November 1994. He is a member of the Board of Directors of each of the subsidiaries
                                       (the "Subsidiaries") of LSHI: namely, Landstar Gemini, Inc.
                                       (a wholly-owned subsidiary of LSHI) ("Landstar Gemini"),
                                       Landstar Inway, Inc. (a wholly-owned subsidiary of LSHI)
                                       ("Landstar Inway"), Landstar Ligon, Inc. (a wholly-owned
                                       subsidiary of LSHI) ("Landstar Ligon"), Landstar Contractor
                                       Financing, Inc. (a wholly-owned subsidiary of LSHI)
                                       ("LCFI"), Landstar Carrier Services, Inc. (a wholly-owned
                                       subsidiary of LSHI) ("LCS"), Risk Management Claim Services,
                                       Inc., (a wholly-owned subsidiary of LSHI) ("RMCS"), Landstar
                                       Ranger, Inc. (a wholly-owned subsidiary of LSHI) ("Landstar
                                       Ranger"), Signature Technology Services, Inc. (a
                                       wholly-owned subsidiary of LSHI) ("STSI"), Landstar
                                       Corporate Services, Inc. (an indirect wholly-owned
                                       subsidiary of LSHI) ("LCSI"), Landstar Express America, Inc.
                                       (a wholly-owned subsidiary of LSHI) ("Landstar Express
                                       America"), Landstar Logistics, Inc. (a wholly-owned
                                       subsidiary of LSHI) ("Landstar Logistics") and Signature. He is also an officer of LCFI, LCS, RMCS, STSI, LCSI and
                                       Signature.

CLASS II -- DIRECTORS WHOSE TERMS EXPIRE AT THE 2004 ANNUAL MEETING

Merritt J. Mott................  56    Mr. Mott has been a Director of the Company and LSHI since
                                       August 1994. He is the Owner and Chief Executive Officer of
                                       Rockford Sanitary Systems, Inc. From 1980 through 1996 he
                                       served in various capacities at Mott Bros. Company including
                                       Executive Vice President and Chief Financial Officer. Mr.
                                       Mott was a Director of Rockford Health Plans from 1994
                                       through 1997. He serves as a Director of Blackhawk Bancorp,
                                       Inc. and as a trustee of the William Howard Trust since
                                       1984.

William S. Elston..............  61    Mr. Elston has been a Director of the Company and LSHI since
                                       February 1998 and an Executive Recruiting Consultant since
                                       December 1999. He was President and Chief Executive Officer
                                       of Clean Shower, L.P. from November 1998 to December 1999.
                                       He served as Managing Director/Executive Vice President of
                                       DHR, International, an executive recruiting firm, from
                                       February 1995 to November 1998. He was Executive Vice
                                       President of Operations of Steelcase, Inc., from April 1994 to January 1995. Mr. Elston was President and Chief
                                       Executive Officer of GATX Logistics, Inc. from 1990 through
                                       March 1994.

             NAME                AGE                       BUSINESS EXPERIENCE
             ----                ---                       -------------------
Diana M. Murphy................  45    Ms. Murphy has been a Director of the Company and LSHI since
                                       February 1998 and has been a Managing Director in the
                                       private equity firm of Chartwell Capital Management Company since 1997. Ms. Murphy was an associate with Chartwell
                                       Capital and served as interim President for one of
                                       Chartwell's portfolio companies, Strategic Media Research,
                                       Inc. in 1996. She was Senior Vice President for The
                                       Baltimore Sun, a division of The Tribune Corporation from
                                       1992 to 1995. Ms. Murphy also serves on the Board of
                                       Directors of Raymedica, Inc., eMotion and Enterworks, Inc.

            INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

     The business of the Company is managed under the direction of the Board. The Board meets on a regularly scheduled basis four times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings and acts by written consent when important matters require Board action between scheduled meetings.

ATTENDANCE AT BOARD MEETINGS

     During the 2001 fiscal year, the Board held four regularly scheduled meetings, one special telephonic meeting and acted by unanimous written consent eleven times. During such fiscal year, all Directors attended 75% or more of the combined total meetings of the Board and its respective committees during the period in which they served as Directors or committee members.

COMMITTEES OF THE BOARD

     The Board has established an Audit Committee, a Compensation Committee, a Nominating Committee, a Safety Committee and a Strategic Planning Committee to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 2001 are described below. The Board does not have an Executive Committee.

AUDIT COMMITTEE

     Members: Ronald W. Drucker, Merritt J. Mott and Diana M. Murphy

     The Audit Committee recommends to the Board the appointment of the independent auditors for the Company and monitors the performance of such firm; reviews and approves the scope and results of the annual audit; and evaluates with the independent auditors the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; and evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent auditors or the Board. In addition, the Audit Committee reviews the independent auditors' fees for services rendered to the Company. The Audit Committee held two meetings during 2001, three telephonic meetings and did not act by written consent in 2001.

COMPENSATION COMMITTEE

     Members: David G. Bannister, William S. Elston and Merritt J. Mott

     The Compensation Committee functions include (i) reviewing and making determinations subject to review by the Board with respect to matters having to do with the compensation of senior executive officers and Directors of the Company and (ii) administering certain plans relating to the compensation of officers. The Compensation Committee held three regularly scheduled meetings, one special telephonic meeting and acted by written consent one time during 2001.

NOMINATING COMMITTEE

     Members: David G. Bannister, Ronald W. Drucker, Merritt J. Mott and Diana
M. Murphy

     The Nominating Committee functions include identifying persons for future nomination for election to the Board of Directors. The Nominating Committee held one meeting during 2001 and did not act by written consent. Stockholders who wish to submit names to the Nominating Committee for consideration should do so in writing addressed to the Nominating Committee, c/o Corporate Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

SAFETY COMMITTEE

     Members: Jeffrey C. Crowe, David G. Bannister, Ronald W. Drucker, Henry H. Gerkens and Diana M. Murphy

     The Safety Committee functions include the development and implementation of safety goals and strategies to be implemented by the Company. The Safety Committee held two meetings during 2001 and did not act by written consent.

STRATEGIC PLANNING COMMITTEE

     Members: Ronald W. Drucker, William S. Elston, Henry H. Gerkens and Diana
M. Murphy

     The Strategic Planning Committee functions include the development of strategic objectives and policies and procedures to achieve the strategic objectives of the Company. The Strategic Planning Committee solicits the views of the Board of Directors and Senior Management and recommends strategic directions to the Board for implementation. The Strategic Planning Committee held two meetings during 2001 and did not act by written consent.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 29, 2001 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence. The Audit Committee has considered whether the non-audit services rendered to the Company by the independent accountants (which services are disclosed elsewhere in this Proxy Statement) are compatible with maintaining the independence of these accountants. The Audit Committee also reviewed and discussed the December 29, 2001 financial statements with management.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 29, 2001, to be filed with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          Merritt J. Mott, Chairman
                                          Ronald W. Drucker
                                          Diana M. Murphy

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers of the Company. The executive officers of the Company serve at the discretion of the Board and until their successors are duly elected and qualified. For information regarding ownership of the Common Stock by the executive officers of the Company, see "Security Ownership by Management and Others." There are no family relationships among any of the Directors and executive officers of the Company or the Subsidiaries.

                   NAME                     AGE                   BUSINESS EXPERIENCE
                   ----                     ---                   -------------------
Jeffrey C. Crowe..........................  55    See previous description under "Directors of the
                                                  Company."

Henry H. Gerkens..........................  51    See previous description under "Directors of the
                                                  Company."

Robert C. LaRose..........................  47    Mr. LaRose has been Vice President, Chief Financial
                                                  Officer and Secretary of the Company and LSHI since
                                                  December 2001. He served as Vice President of
                                                  Finance, Treasurer and Assistant Secretary of the
                                                  Company and LSHI from September 2001 to December
                                                  2001. He served as Vice President of Finance and
                                                  Treasurer of the Company and LSHI from October 1995
                                                  to September 2001. He served as Vice President and
                                                  Controller of the Company from January 1993 to
                                                  October 1995 and held the same positions at LSHI
                                                  from March 1989 to October 1995. He was Assistant
                                                  Treasurer of the Company from May 1991 to January
                                                  1993. Mr. LaRose is also an officer of each of the
                                                  Subsidiaries.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     COMPENSATION OF DIRECTORS. During 2001, Directors who were not employees of the Company received an annual Director's fee of $20,000, plus a fee of $2,000 for each Board meeting attended and a fee of $1,000 for each meeting of a committee attended if the committee meeting was held on a day other than a day on which a Board meeting was held. Directors are also reimbursed for expenses incurred in connection with attending Board meetings. Pursuant to the Company's 1994 Directors Stock Option Plan, each Director who was an Eligible Director (as defined therein) on November 30, 1994 received an option to purchase 12,000 shares of the Company's Common Stock. Also, pursuant to the Company's 1994 Directors Stock Option Plan, commencing in 1996, on the first business day after each annual meeting of shareholders of the Company, each Eligible Director who was elected or re-elected as a Director at such annual meeting received an award of options (a "Term Award") to purchase an additional 12,000 shares of the Company's Common Stock.

     At a regularly scheduled meeting of the Board of Directors on December 9, 1998, the Board acted to approve a recommendation of the Compensation Committee to reduce the number of shares available for a Term Award on an annual basis from 12,000 options to 9,000 options to purchase shares of the Company's Common Stock. The 1994 Directors Stock Option Plan has been amended to reflect this reduction. Accordingly, Mr. Bannister, a Director Nominee eligible for re-election at the annual meeting of shareholders, May 15, 2002, will receive 9,000 shares pursuant to the 1994 Directors Stock Option Plan as amended. All of such options have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and are subject to vesting requirements and other terms of the Company's 1994 Directors Stock Option Plan. Directors who are also officers of the Company do not receive any additional compensation for services as a Director or for services on committees of the Board or for meetings or attendance fees.

     COMPENSATION OF EXECUTIVE OFFICERS. The following table summarizes the compensation paid to the Chief Executive Officer and each of the Company's two other executive officers for services rendered to the Company and its subsidiaries during the 2001, 2000 and 1999 fiscal years (collectively, the "Executives"). Pursuant to the Regulation 402(a)(3)(iii) of Regulation S-K under the Securities Act of 1933, as amended, the following table also includes such information with respect to Messrs. Hartter and Hertwig (collectively, with the Executive Officers, the "Named Executives") even though such individuals ceased to be executive officers of the Company during 2001. (Messrs. Hartter and Hertwig are still employees of the Company, with the respective positions listed in the following table).

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                                 ------------
                                                                                    NO. OF
                                                ANNUAL COMPENSATION               SECURITIES
                                      ----------------------------------------    UNDERLYING
                                       ANNUAL                   OTHER ANNUAL       OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR   SALARY(1)     BONUS      COMPENSATION(2)     GRANTED      COMPENSATION(3)
---------------------------    ----   ---------     -----      ---------------    ----------    ---------------
Jeffrey C. Crowe.............  2001   $420,000    $        0      $163,893          15,300         $246,522
  Chairman of the Board &      2000    420,000       765,000       114,718          16,400          145,963
  Chief Executive Officer      1999    350,000     1,220,000        91,111          10,800          129,175

Henry H. Gerkens.............  2001    287,500             0        68,223          23,400          104,131
  Director, President &        2000    275,000       440,000        56,918          11,400           68,929
  Chief Operating Officer      1999    220,000       670,000        44,759           7,500           54,333

Robert C. LaRose.............  2001    200,000             0        36,644          11,500           54,830
  Vice President, Chief
     Financial                 2000    200,000       225,000        34,435           7,400           40,659
  Officer & Secretary          1999    170,000       325,000        26,443           4,900           33,303

Gary W. Hartter..............  2001    212,500             0         3,046          11,800           10,279
  President of Landstar
     Ranger,                   2000    205,000       165,000        19,232           6,200            9,846
  Landstar Gemini, Landstar    1999    175,000       225,935         2,931           4,000            8,694
  Inway & Landstar Ligon

James R. Hertwig.............  2001    200,000             0        17,385           6,800           30,663
  President of Landstar        2000    200,000        67,000         2,247           6,500            9,230
  Logistics                    1999    180,000       235,000        13,653           4,600            8,434

---------------
(1) Amounts shown include any salary deferred at the election of the Named Executive Officer under the Landstar 401(k) Savings Plan and/or the Landstar Supplemental Executive Retirement Plan.

(2) Amounts shown represent amounts reimbursed during the fiscal year for the payment of taxes on behalf of the above Named Executives.

(3) Amounts for 2001 include contributions in the amount of $6,800 which were made by the Company under the Landstar 401(k) Savings Plan on behalf of each of the Named Executives and contributions made by the Company under the Landstar Supplemental Executive Retirement Plan on behalf of Mr. Crowe in the amount of $10,000, Mr. Gerkens in the amount of $4,700, Mr. LaRose in the amount of $1,200, Mr. Hartter in the amount of $1,700 and Mr. Hertwig in the amount of $1,200. Amounts for 2001 include the dollar value of term life insurance premiums paid by the Company on behalf of Messrs. Crowe, Gerkens, LaRose, Hartter and Hertwig in the amounts of $1,526, $1,717, $479, $1,779 and $1,235, respectively. Amounts for 2001 include $43,000, $21,500 and $17,200, which represents principal and interest forgiven under loans extended to each of Messrs. Crowe, Gerkens and LaRose, respectively, in connection with their relocation in 1997. Amounts for 2001 also include $147,700, $61,530, $28,420 and $21,338, which represents interest forgiven under loans extended to each Messrs. Crowe, Gerkens, LaRose and Hertwig, respectively, in connection with the exercise of their stock options and $37,496, $7,884 and $728, for Messrs. Crowe, Gerkens and LaRose, respectively, which represents interest forgiven under loans extended to assist them with the income tax liability incurred as a result of the exercise of stock options.

     There were 171,100 options granted under the Company's 1993 Employee Stock Option Plan in fiscal year 2001. The following table sets forth the number of and information about stock options granted in fiscal year 2001 to each of the Named Executives of the Company.

                NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED

                                                                                   POTENTIAL REALIZABLE VALUE
                                                                                     AT ASSUMED ANNUAL RATES
                        NO. OF SECURITIES    % OF                                  OF STOCK PRICE APPRECIATION
                           UNDERLYING        TOTAL                                       FOR OPTION TERM
                             OPTIONS        OPTIONS   EXERCISE     EXPIRATION      ---------------------------
                           GRANTED(1)       GRANTED    PRICE          DATE             5%             10%
                        -----------------   -------   --------   ---------------   ----------     ------------
Jeffrey C. Crowe......       15,300           8.9%    $64.938     Feb. 07, 2011     $624,839       $1,583,465
Henry H. Gerkens......       11,400           6.7%     64.938     Feb. 07, 2011      465,566        1,179,837
                             12,000           7.0%     68.448     Jun. 29, 2011      516,559        1,309,062
Robert C. LaRose......        6,500           3.8%     64.938     Feb. 07, 2011      265,455          672,714
                              5,000           2.9%     68.448     Jun. 29, 2011      215,233          545,442
Gary W. Hartter.......        6,800           4.0%     64.938     Feb. 07, 2011      277,706          703,762
                              5,000           2.9%     68.448     Jun. 29, 2011      215,233          545,442
James R. Hertwig......        6,800           4.0%     64.938     Feb. 07, 2011      277,706          703,762

---------------
(1) All the options granted shall become exercisable in five equal installments on each of the first five anniversaries of the respective dates of grant, provided the executive is employed by the Company on each such anniversary date.

     The following table sets forth the number and value of all options exercised in fiscal year 2001 by the Named Executives.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                                              SHARES ACQUIRED    VALUE
                                                                ON EXERCISE     REALIZED
                                                              ---------------   --------
Gary W. Hartter.............................................      11,060        $361,297(1)
James R. Hertwig............................................       2,000         106,850(2)

---------------
(1) The value realized represents the difference between the fair market value of the shares acquired on exercise as of May 4, 2001 (the exercise date) and the exercise price of the option. The fair market value was calculated based upon the last reported sales price per share of Common Stock as quoted on NASDAQ on May 4, 2001.

(2) The value realized represents the difference between the fair market value of the shares acquired on exercise as of August 22, 2001 (the exercise date) and the exercise price of the option. The fair market value was calculated based upon the last reported sales price per share of Common Stock as quoted on NASDAQ on August 22, 2001.

                         FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                      OPTIONS AT                 IN-THE-MONEY OPTIONS
                                                  DECEMBER 29, 2001            AT DECEMBER 29, 2001(1)
                                             ----------------------------    ----------------------------
                                             EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                             -----------    -------------    -----------    -------------
Jeffrey C. Crowe...........................    26,560          47,540         $943,365       $1,158,624
Henry H. Gerkens...........................    17,820          45,380          633,232          845,325
Robert C. LaRose...........................    11,660          25,840          414,951          533,418
Gary W. Hartter............................     3,360          24,380          130,112          480,580
James R. Hertwig...........................    11,180          20,120          397,913          484,746

---------------
(1) The value of in-the-money options represents the difference between the fair market value of the shares as of December 28, 2001 and the exercise price of the option. The fair market value was calculated based upon the last reported sales price per share of Common Stock as quoted on NASDAQ in the Company's fiscal year ended December 29, 2001, which was December 28, 2001.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of the end of the Company's 2001 fiscal year with respect to compensation plans under which equity securities of the Company are authorized for issuance. The table does not include securities that may be issuable under the proposed 2002 Employee Stock Option Plan or the proposed Executive Incentive Compensation Plan.

                                    (A)                        (B)                          (C)
                          ------------------------   ------------------------   ----------------------------
Plan category             Number of securities to    Weighted-average           Number of securities
                          be issued upon exercise    exercise price of          remaining available for
                          of outstanding options,    outstanding options,       future issuance under equity
                          warrants and rights        warrants and rights        compensation plans
                                                                                (excluding securities
                                                                                reflected in column (a))
Equity compensation
plans approved by the
Company's stockholders                     561,520                     $46.56                        306,320
Equity compensation
plans not approved by
the Company's
stockholders                                     0                        N/A                              0
                                          --------                                                  --------
Total                                      561,520                     $46.56                        306,320
                                          --------                                                  --------
                                          --------                                                  --------

Indebtedness of Management

     In connection with the relocation of the Company's corporate headquarters from Shelton, Connecticut to Jacksonville, Florida, the Company made loans to Messrs. Crowe, Gerkens and LaRose, in 1996, in the amounts of $200,000, $100,000 and $80,000, respectively, to assist them in their individual relocations to the Jacksonville area. On each anniversary date of such loan, the principal and interest amounts then due was forgiven by the Company. In accordance with the loan agreement, these loans were completely forgiven as of December 29, 2001.

     In 1998, the Company made loans to Messrs. Crowe, Gerkens and LaRose in the amounts of $925,000, $277,500 and $92,500, in connection with the exercise of options to purchase 50,000, 15,000 and 5,000 shares of the Company's Common Stock at $18.50 per share, respectively. In 1999, the Company made loans to Messrs. Crowe, Gerkens and LaRose in the amounts of $242,833, $71,249 and $28,323, respectively, to assist them with the income tax liability incurred as a result of the exercise of stock options. In 2000, Messrs. Crowe, Gerkens and LaRose repaid $51,047, $48,782 and $23,000 of their income tax liability loans. In 2001, Mr. Gerkens repaid the remaining $22,467 of his income tax liability loan. During the first quarter of 2002, Messrs. Crowe, Gerkens and LaRose repaid $925,000, $277,500 and $92,500, respectively, of their stock option loans. Also, during the first quarter of 2002, Messrs. Crowe and LaRose repaid the remaining $191,786 and $5,323, respectively, of their income tax liability loans.

     In 1999, the Company made loans to Messrs. Gerkens and LaRose in the amounts of $127,500 and $76,500, in connection with the exercise of options to purchase 5,000 and 3,000 shares of the Company's Common Stock at $25.50 and $25.50 per share, respectively.

     In 2000, the Company made loans to Messrs. Crowe, Gerkens, LaRose and two loans to Mr. Hertwig in the amounts of $1,185,000, $474,000, $237,000, $214,875 and $74,062, in connection with the exercise of options to purchase 40,000, 16,000, 8,000, 9,000 and 2,500 shares of the Company's Common Stock at $29.625, $29.625, $29.625, $23.875 and $29.625 per share, respectively. In 2001, Mr.
Hertwig repaid his $214,875 stock option loan. In 2000, the Company also made loans to Messrs. Crowe and Gerkens in the amounts of $332,687 and $76,795, respectively, to assist them with the income tax liability incurred as a result of the exercise of stock options. In 2001, the Company also made loans to Mr. LaRose and Mr. Hertwig in the amounts of $18,648 and $52,445, respectively, to assist them with the income tax liability incurred as a result of the exercise of stock options. During the first quarter of 2002, Mr. Gerkens repaid his $474,000 stock option loan. Also, during the first quarter of 2002, Messrs. Gerkens and LaRose repaid $76,795 and $18,648, respectively, of their income tax liability loans.

     In 2001, the Company made a loan to Mr. Hertwig in the amount of $49,250 in connection with the exercise of options to purchase 2,000 shares of the Company's Common Stock at $24.625 per share.

     All of the loans made in connection with the exercise of stock options or the income tax liability incurred as a result of the exercise of stock options bear interest at 7%. Interest on the loans will be forgiven annually if the executives are still employed by the Company. Principal is repayable in a single lump sum on the fifth anniversary of the loan, or sooner under certain circumstances.

Key Executive Employment Protection Agreements

     On January 23, 1998, the Board approved the execution of the Key Executive Employment Protection Agreements for Messrs. Crowe, Gerkens, LaRose, Hartter and Hertwig. Each agreement provides certain severance benefits in the event of a change of control of the Company (as defined in the agreements). Each agreement provides, generally, that if a covered executive's employment is terminated by the Company without "cause" (as defined in the agreements) or by the executive for good reason (as so defined), in either such case, in connection with or within the two year period following the change in control or if a covered executive terminates his employment for any reason six months following the change in control, such executive will be entitled to severance benefits consisting of a cash amount equal to three times for Mr. Crowe, two times for Mr. Gerkens and one time for Messrs. LaRose, Hartter and Hertwig of the sum of
(A) the executive's annual base salary; and (B) the amount that would have been payable to the executive as a target bonus for the year in which the change of control occurs. Each agreement also provides for continuation of medical benefits and for certain tax gross-ups to be made to a covered executive in the event payments to the executive are subject to the excise tax on "parachute payments" imposed under Section 4999 of the Internal Revenue Code of 1986.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

Overall Policy

     The Company's executive compensation philosophy is designed to attract and retain the best possible executive talent and to motivate these executives to develop and implement the Company's business strategy. These objectives are to be attained by tying a significant portion of each executive's compensation to the Company's success in meeting specified corporate performance goals and, through the grant of stock options, to appreciation in the Company's stock price. Additionally, the Company also recognizes individual contributions as well as overall business results.

     The executive compensation program is reviewed annually by the Compensation Committee. Periodically, at the Compensation Committee's sole discretion, an independent review of the executive compensation program may be performed by outside consultants.

     The Compensation Committee is responsible for decisions regarding executive compensation, including a determination of the compensation awarded to those individuals whose compensation is detailed in this proxy statement, subject to review by the Board. The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Crowe, the Company's chief executive officer, are discussed below.

Base Salaries

     Base salaries for newly hired executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual. Salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities. In the case of executive officers with responsibility for an operating subsidiary, the financial results of such operating subsidiary are also considered.

Annual Bonus

     The Company's executive officers were eligible to receive an annual bonus under the Company's 2001 Incentive Compensation Plan (the "2001 ICP"). The 2001 ICP provided for bonus payments to be made to eligible executive officers upon achievement of a consolidated earnings per share target and to eligible corporate and operating subsidiary employees upon the achievement of a consolidated earnings per share target or an operating income target or a combination thereof. These performance criteria were established at the beginning of 2001 by the Compensation Committee.

     The Company did not achieve the targets established under the 2001 ICP and, as a result, no executive officer or any Named Executive received bonuses pursuant to the 2001 ICP.

Stock Options

     Under the Company's 1993 Stock Option Plan, stock options are granted to the Company's executive officers and certain other key employees. The Compensation Committee determines the number of stock options to be granted pursuant to guidelines it develops based on an officer's, or other key employee's, job responsibilities and individual performance evaluation. Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and vest over three to five years. This approach is designed to encourage the creation of long-term shareholder value since no benefit can be realized from such options unless the stock price exceeds the exercise price.

     As of March 1, 2002, Mr. Crowe held 40,000 shares of the Company's Common Stock and held options to purchase an additional 134,100 shares, including 60,000 options granted January 2, 2002. The Compensation Committee believes that significant equity interests in the Company held by the Company's management helps to align the interests of shareholders and management and maximize shareholder returns over the long term.

Policy as to Section 162(m) of the Code

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly traded company a federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. Stock option grants under the Company's 1993 Employee Stock Option Plan currently meet these requirements. At the 2002 Annual Meeting, the Company will seek shareholder approval for the Executive Incentive Compensation Plan (described below) so that any annual awards payable thereunder would qualify for the performance exception under Section 162(m). The Compensation Committee believes that tax deductibility of compensation is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m) but reserves the right to pay amounts which are not deductible in appropriate circumstances.

Conclusion

     Through the programs described above, a very significant portion of the Company's executive compensation is linked directly to significant thresholds of corporate performance and stock price appreciation. The Company's results did not achieve the target criteria established in the 2001 ICP. As such, bonuses were not paid under the 2001 ICP. The Committee will continue to review all executive compensation and benefit matters presented to it and will act based upon the best information available to it and in the best interests of the Company, its shareholders and employees.

                                          Compensation Committee of the Board

                                          David G. Bannister, Chairman
                                          William S. Elston
                                          Merritt J. Mott

                             PERFORMANCE COMPARISON

     The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Dow Jones Transportation Stock Index for the period commencing December 30, 1996 through December 29, 2001.

                                  [LINE GRAPH]

                  SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of March 1, 2002 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director, nominee for election as a Director and Named Executive of the Company, and (iii) all Directors and current executive officers as a group.

                                                                         AMOUNT AND
                                                                         NATURE OF    OWNERSHIP
                                                                         BENEFICIAL   PERCENT OF
NAME OF BENEFICIAL OWNER                       POSITION(S)               OWNERSHIP     CLASS(1)
------------------------                       -----------               ----------   ----------
(i)
FMR Corp.(2)(3)...................                                        766,602       9.5%
T. Rowe Price Associates,
  Inc.(2)(4)......................                                        495,250       6.1%
David G. Bannister(5).............  Director and Nominee for Director      11,960          *
Ronald W. Drucker(6)..............  Director                               32,000          *
Merritt J. Mott(7)................  Director                               22,000          *
William S. Elston(8)..............  Director                               12,300          *
Diana M. Murphy(9)................  Director                               12,300          *
Jeffrey C. Crowe(10)..............  Director and Nominee for Director
                                    Chairman of the Board and Chief
                                    Executive Officer                      77,000          *
Henry H. Gerkens(11)..............  Director, President and Chief
                                    Operating Officer                      30,200          *
Robert C. LaRose(12)..............  Vice President, Chief Financial
                                    Officer and Secretary                  27,300          *
(iii)
All Directors and current
  executive officers as a group (8
  persons)(13)(14)................                                        225,060       2.7%

---------------

  *  Less than 1%

 (1) The percentages are based upon 8,105,753 shares, which equal the outstanding shares of the Company as of March 1, 2002. With respect to the calculation of the percentages for beneficial owners who hold options exercisable within 60 days of March 1, 2002, the number of shares of Common Stock on which the percentage is based also includes the number of shares underlying such options.

 (2) In accordance with the rules of the Securities and Exchange Commission, the information set forth is based on the most recent Schedule 13G (and amendments thereto) filed by this entity.

 (3) According to an amendment filed February 14, 2002 to its Schedule 13G, FMR Corp. is the beneficial owner of 766,602 shares of Common Stock. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is also the beneficial owner of 391,057 shares, or 4.836% of the Common Stock outstanding, as a result of acting as investment adviser to various companies (the "Funds") registered under
     Section 8 of the Investment Company Act of 1940. Such shares are voted by Fidelity in accordance with written guidelines established by the Funds' boards of trustees. Edward C. Johnson 3d (Chairman of FMR Corp.), FMR Corp. and the Funds each has sole power to dispose of the 375,545 shares owned by the Funds. Fidelity Management Trust Company ("Fidelity Management"), a wholly-owned subsidiary of FMR Corp. beneficially owns 332,345 shares, or 4.110% of the Common Stock outstanding, as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management, each has sole dispositive power and voting power over 332,345 shares, and no power to vote or direct the voting of 43,200 shares, beneficially owned by Fidelity International Limited. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the

     Investment Advisers Act provides investment advisory services to individuals. It does not have sole power to vote or direct the voting of shares of certain securities held for clients and has sole dispositive power over such securities. As such, FMR Corp.'s beneficial ownership may include shares beneficially owned through Strategic Advisers, Inc., Edward
     C. Johnson 3d and various members of his family own FMR Corp. voting stock. These Johnson family members, through their ownership of voting stock and the execution of a shareholders' voting agreement, may be deemed to form a controlling group with respect to FMR Corp. The business address of each of the foregoing is 82 Devonshire Street, Boston, Massachusetts 02109.

 (4) According to a Schedule 13G filed on February 6, 2002, T. Rowe Price Associates, Inc. ("Price Associates") is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and is deemed to be the beneficial owner of 495,250 shares of Common Stock. Price Associates, however, expressly disclaims that it is, in fact, the beneficial owner of such shares. Price Associates has sole voting power with respect to 131,500 of such shares, no shared voting power with respect to such shares, and the sole dispositive power with respect to all 495,250 shares. The business address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

 (5) Includes 6,000 shares that may be acquired upon the exercise of options.

 (6) Includes 5,000 shares held in trust for which Mr. Drucker has shared voting and investment power with SunTrust Bank-Trust Department of SunTrust Bank-North Florida and 27,000 shares that may be acquired upon the exercise of options.

 (7) Includes 100 shares held in trust for Mr. Mott's son; 100 shares held in trust for Mr. Mott's daughter, and 12,000 shares that may be acquired upon the exercise of options.

 (8) Includes 12,000 shares that may be acquired upon the exercise of options.

 (9) Includes 12,000 shares that may be acquired upon the exercise of options.

(10) Includes 37,000 shares that may be acquired upon the exercise of options.

(11) Includes 25,200 shares that may be acquired upon the exercise of options.

(12) Includes 16,300 shares that may be acquired upon the exercise of options.

(13) Represents amount of shares deemed to be beneficially owned either directly or indirectly by all Directors and current executive officers as a group.

(14) Includes 147,500 shares that may be acquired upon the exercise of options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended December 29, 2001, all Section 16(a) filing requirements which are applicable to its executive officers, Directors and greater than ten percent beneficial owners were accomplished.

                             PROPOSAL NUMBER TWO --
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of KPMG LLP served as independent auditors for the Company for the fiscal year ended December 29, 2001. In addition to retaining KPMG LLP to audit the consolidated financial statements of the Company and its subsidiaries, KPMG LLP rendered other services to the Company in fiscal year 2001 and with the exception of tax consulting may continue to do so in the future. The aggregate fees billed for professional services by KPMG LLP in fiscal year 2001 for services consisted of the following:

          AUDIT FEES: Fees for the audit of financial statements and quarterly reviews, $482,000.

          ALL OTHER FEES: Fees for assistance with tax compliance and tax audits $155,815, fees for tax consulting $126,734 and fees for the audit of employee benefit plans $15,000.

     Pursuant to the recommendation of the Audit Committee, the Board has appointed that firm to continue in its capacity as independent auditors of the Company for fiscal year 2002, and has recommended that a resolution be presented to shareholders at the 2002 Annual Meeting to ratify that appointment. A representative of KPMG LLP will be present at the 2002 Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders.

                 THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

                  PROPOSAL NUMBER THREE -- PROPOSAL TO APPROVE
           THE LANDSTAR SYSTEM, INC. 2002 EMPLOYEE STOCK OPTION PLAN

     To further its policy of encouraging the creation of long-term shareholder value, the Board has adopted the Landstar System, Inc. 2002 Employee Stock Option Plan (the "2002 Employee Stock Option Plan"), subject to stockholder approval. The 2002 Employee Stock Option Plan will replace the Company's 1993 Employee Stock Option Plan which, by its terms, expires on January 18, 2003.

     At the annual meeting, the shareholders are being asked to approve the 2002 Employee Stock Option Plan and the reservation of shares for issuance thereunder for the purpose of qualifying such shares for special tax treatment under
Section 421 of the Internal Revenue Code of 1986, as amended (the "Code").

     The proposed 2002 Employee Stock Option Plan is set forth in Exhibit A. A summary of the 2002 Employee Stock Option Plan is set forth below and is qualified in its entirety by reference to the full text of the 2002 Employee Stock Option Plan.

SUMMARY OF THE 2002 EMPLOYEE STOCK OPTION PLAN

     GENERAL. The purpose of the 2002 Employee Stock Option Plan is to foster and promote the long-term financial success of the Company and to materially increase shareholder value. Options to purchase shares of Common Stock may be granted under the 2002 Employee Stock Option Plan, which may be either "incentive stock options" within the meaning of Section 422 of the Code or "nonstatutory stock options." The grant of options to a participant are evidenced by a stock option agreement between the Company and the participant.

     ADMINISTRATION. The 2002 Employee Stock Option Plan will be administered by the Compensation Committee, which shall be comprised of two or more "outside directors" within the meaning of Section 1.162-27(e) of the Treasury Regulations issued pursuant to Section 162(m) of the Code.

     ELIGIBILITY. Options may be granted under the 2002 Employee Stock Option Plan to any officer or other key executive and management employee of the Company or any of its subsidiaries. The Compensation Committee, in its discretion, selects the officers or key executive or management employees to whom options may be granted, the time or times at which such options are granted and the number of shares subject to, and terms and conditions of, each grant. No officer or key executive or management employee may receive grants under the 2002 Employee Stock Option Plan during any fiscal year of the Company which, singly or in the aggregate, cover more than 50,000 shares of Common Stock.

     SHARES SUBJECT TO THE 2002 EMPLOYEE STOCK OPTION PLAN. The number of shares of Common Stock that may be issued under the 2002 Employee Stock Option Plan may not exceed 800,000 shares, which may include authorized but unissued shares or treasury shares. If there is a stock split, stock dividend, recapitalization, or other relevant change affecting the Company's shares, appropriate adjustments will be made in the number of shares that may be issued in the future and in the number of shares and price under all outstanding options granted before the event. If shares subject to an option are cancelled, terminated or otherwise settled without the issuance of shares, those shares will again be available for inclusion in future option grants.

     EXERCISE PRICE. All options granted under the 2002 Employee Stock Option Plan will have an exercise price per share equal to the Fair Market Value (as defined in the 2002 Employee Stock Option Plan) of one share of Common Stock on the date of grant.

     EXERCISABILITY; FORM OF CONSIDERATION. Options awarded to a participant under the 2002 Employee Stock Option Plan will become exercisable at such times and shall be subject to such restrictions and conditions including the performance of a minimum period of service or the satisfaction of performance goals, as the Compensation Committee may impose either at or after the time of grant of such options, subject to the Compensation Committee's right to accelerate the exercisability of such option in its discretion. The Compensation Committee will establish procedures governing the exercise of options, which will require that written notice of exercise be given and that the exercise price be paid in full in cash or cash equivalents, including by personal check, at the time of exercise. The Compensation Committee may, in its discretion, permit a participant to make payment in shares of Common Stock already owned by him or her, valued at its Fair Market Value on the date of exercise, as partial or full payment of the exercise price.

     OPTION TERM. If not previously exercised, each option will expire on the tenth anniversary of the date of the grant thereof or, upon the earlier termination of the participant's employment with the Company as described below.

     NONTRANSFERABILITY OF OPTIONS. No options granted under the 2002 Employee Stock Option Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

     TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Compensation Committee at or after the time of grant, in the event a participant's employment with the Company is terminated for any reason (other than due to the participant's death, Disability, Retirement or by the Company for Cause (as each such term is defined in the 2002 Employee Stock Option Plan) as described below), any options granted to such participant that are exercisable at the date of the participant's termination of employment shall be exercisable at any time prior to the expiration of the term of such options or the thirtieth day following the participant's termination of employment, whichever period is shorter. Unless otherwise determined by the Compensation Committee at the time of grant, in the event a participant's employment terminates by reason of death, Disability or Retirement, any options granted to such participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised by the participant (or the participant's designated beneficiary in the event of his or her death) at any time prior to the expiration of the term of the options or within one (1) year (or such other period as the Compensation Committee shall determine at the time of grant) following the participant's termination of employment, whichever period is shorter. Unless otherwise determined by the Compensation Committee at the time of grant, in the event a participant's employment is terminated for Cause (as defined in the 2002 Employee Stock Option Plan), any options granted to such participant which are then outstanding (whether or not exercisable prior to the date of such termination) shall be forfeited.

     CHANGE IN CONTROL PROVISIONS. In the event of a Change in Control (as defined in the 2002 Employee Stock Option Plan), each option shall be, at the discretion of the Compensation Committee, either cancelled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price (as defined in the 2002 Employee Stock Option Plan) over the exercise price for such option, or fully exercisable regardless of the exercise schedule otherwise applicable to such option.

     However, no cancellation, acceleration of exercisability or vesting or cash settlement or other payment shall occur with respect to any option if the Compensation Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such option shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must: (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control; (ii) provide such participant (or each participant in a class of participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; (iii) have substantially equivalent economic value to such award (determined at the time of the Change in Control); and (iv) have terms and conditions which provide that in the event that the participant's employment is involuntarily terminated or constructively terminated (as defined in the 2002 Employee Stock Option Plan), any conditions on a participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

     AMENDMENT, MODIFICATION AND TERMINATION OF THE 2002 EMPLOYEE STOCK OPTION PLAN. The Board may terminate or suspend the 2002 Employee Stock Option Plan at any time, and from time to time may amend or modify the 2002 Employee Stock Option Plan, provided that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of Common Stock is present in person or by proxy, no amendment or modification to the 2002 Employee Stock Option Plan may (i) materially increase the benefits accruing to participants under the 2002 Employee Stock Option Plan,
(ii) except as otherwise expressly provided in the "Adjustment in Capitalization" provisions of the 2002 Employee Stock Option Plan, materially increase the number of shares of Common Stock subject to options under the 2002 Employee Stock Option Plan or the number of options that may be granted to a participant in a single calendar year under the 2002 Employee Stock Option Plan, or (iii) materially modify the requirements for participation in the 2002 Employee Stock Option Plan. No amendment, modification, or termination of the 2002 Employee Stock Option Plan shall in any manner adversely affect any option previously granted under the 2002 Employee Stock Option Plan, without the consent of the participant. The 2002 Employee Stock Option Plan shall continue in effect, unless sooner terminated by the Board, until the tenth anniversary of the date on which it is adopted by the Board.

FEDERAL INCOME TAX ASPECTS

     The following is a brief summary of the Federal income tax consequences of options granted under the 2002 Employee Stock Option Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state, local or foreign tax consequences.

     The grant of an incentive stock option or a nonqualified stock option would not result in income for the participant or in a deduction for the Company. Generally, upon exercise of an incentive stock option, the participant would not recognize income if the participant (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise, and (ii) is an employee of the Company or a subsidiary thereof from the date of grant and through and until three months before the exercise date. If these requirements were satisfied, the basis of the shares upon later disposition would be the exercise price. Any gain would be taxed to the participant as long-term capital gain and the Company would not be entitled to a deduction. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20% (lower rates may apply depending upon when the stock is acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. The excess of the market value on the exercise date over the exercise price is an item of tax preference, potentially subject to the alternative minimum tax.

     If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee would recognize ordinary income and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the exercise price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.

     Generally, upon exercise of a non-qualified stock option, the participant will realize ordinary income in an amount equal to the difference between the price paid for the shares and the fair market value of the shares on the date of exercise. The Company would be entitled to a tax deduction in the same amount. Any appreciation (or depreciation) after date of exercise will be either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

NEW PLAN BENEFITS

     Because benefits under the 2002 Employee Stock Option Plan will depend on the Compensation Committee's actions and the fair market value of the Common Stock at various future dates, it is not possible to determine the benefits that would be received by participants in the 2002 Employee Stock Option Plan if such plan is approved by shareholders.

APPROVAL

     To be approved, this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the 2002 Annual Meeting and entitled to vote thereon. Abstentions from voting on this proposal will have the same effect as voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

     It is intended that the shares represented by the accompanying form of proxy will be voted at the 2002 Annual Meeting for the approval of the 2002 Employee Stock Option Plan, unless the proxy specifies otherwise.

                 THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

                  PROPOSAL NUMBER FOUR -- PROPOSAL TO APPROVE
        THE LANDSTAR SYSTEM, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN

INTRODUCTION

     To further its policy of providing the Company's key employees the opportunity to earn competitive levels of incentive compensation based primarily on the performance of the Company, the Board has adopted the Landstar System, Inc. Executive Incentive Compensation Plan (the "EICP"), effective January 1, 2002, but subject to the approval of the Company's shareholders. The EICP has been designed to assure that any amounts paid to executive officers will not fail to be deductible by the Company for federal income tax purposes because of the limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").

     The proposed EICP is set forth in Exhibit B. A summary of the EICP is set forth below and is qualified in its entirety by reference to the full text of the EICP.

EXECUTIVE INCENTIVE COMPENSATION PLAN

     ELIGIBILITY. The EICP authorizes the Compensation Committee of the Board or any subcommittee thereof (the "Committee") to award annual incentive compensation to officers and other key employees of the Company and its subsidiaries, including all of the Company's executive officers. The number of eligible participants in the EICP will vary from year to year at the discretion of the Committee. It is expected that approximately 6 employees (including all of the Company's current executive officers) will be eligible to receive incentive compensation under the EICP in 2002.

     PERFORMANCE CRITERIA. On or before April 1 of each year (or such other date as may be required or permitted under Section 162(m)), the Committee will establish performance objectives that must be attained in order for the Company to pay bonuses under the EICP. The performance objectives will be based upon one or more of the following criteria: (i) actual earnings per share on the Common Stock, (ii) budgeted earnings per share on the Common Stock, (iii) the Company's consolidated earnings before income taxes, (iv) the Company's consolidated operating income, (v) individual subsidiary operating income, (vi) total return to the Company's shareholders, assuming the reinvestment of dividends, and/or
(vii) return on shareholders' equity.

     PAYMENT OF ANNUAL AWARDS. If any of the performance criteria established by the Committee is satisfied, the Committee may award an annual bonus to an eligible participant in an amount equal to a maximum of $2,000,000. The Committee has the discretion to pay amounts which are less than the maximum amount payable under the EICP based on individual performance or such other criteria as the Committee shall deem relevant and may establish annually rules or procedures that will limit the amounts payable to each participant to a level which is below the maximum amount authorized. The Committee, in its discretion, may pay up to 50% of a bonus award in Common Stock, the number of shares of Common Stock so paid to be determined by dividing the dollar value of the portion of the award to be paid in Common Stock by the Fair Market Value (as defined in the EICP) of a share of Common Stock on the date of grant. In no event shall the aggregate market value of the Common Stock awarded under the EICP with respect to any calendar year exceed $1,000,000. The distribution of Common Stock shall be subject to such terms and conditions as the Committee shall determine, including such requirements as continued services for the vesting of such award. A participant who is not an employee of the Company or one of its subsidiaries on the last day of the calendar year for which the award is payable shall receive a pro-rated award, based on the full year's performance, unless the Committee determines that the participant will not receive such an award.

     Notwithstanding anything else in the EICP to the contrary, the Committee shall also have the authority, in its discretion, (i) to pay annual bonuses for any calendar year to eligible participants whose compensation is not subject to the restrictions of Section 162(m) for that calendar year and (ii) to provide for a minimum bonus amount for any calendar year in connection with the hiring of any person who is or becomes subject to the restrictions of Section 162(m).

     ADMINISTRATION. The Committee, which shall at all times be comprised of at least two directors, each of whom is an "outside director" for purposes of
Section 162(m), shall administer and interpret the EICP. In all events, the EICP shall be interpreted in a manner which is consistent with the requirements to qualify the payments made thereunder as performance based compensation under
Section 162(m). Subject to the express provisions of the EICP, the Committee shall have the authority to select officers and key employees eligible to participate in the EICP, to establish the performance objectives for each calendar year, and to reduce the amount that may be paid to any participant from the maximum amount otherwise payable pursuant to the EICP. Prior to making any payment to any executive officer pursuant to the EICP, the Committee shall be required to certify that the performance objectives have been attained and the amount payable to such executive officer.

     AMENDMENT AND TERMINATION. The Board or the Committee may at any time amend, terminate or suspend the EICP, except that (i) no such action shall, without the consent of such participant, adversely affect the rights of any participant with respect to any award with respect to any calendar year which already commenced and (ii) no such action shall be effective without approval by shareholders of the Company to the extent that such approval is required to continue to qualify the payments under the EICP for treatment as performance based compensation under Section 162(m). Notwithstanding anything else in the EICP to the contrary, the EICP will not be effective with respect to calendar years ending after December 31, 2006, unless otherwise extended by action of the Board.

FEDERAL INCOME TAX CONSEQUENCES

     Cash payments made under the EICP will be taxable to the recipients thereof when paid and the Company will generally be entitled to a federal income tax deduction in the calendar year for which the amount is paid. Any portion of a bonus award which is to be paid in Common Stock will be taxable to the recipient in an amount equal to the fair market value of such Common Stock on the date when such Common Stock is no longer subject to any restrictions. The Company will generally be entitled to a deduction in the calendar year in which the participant recognizes such income.

NEW PLAN AWARDS

     Because payment of any award will be contingent on the attainment of performance objectives established for such year by the Committee, the amounts payable to eligible participants under the EICP for any calendar year during which the EICP is in effect cannot be determined. The Company expects that in operation the EICP, as it relates to the Company's current executive officers, will produce results substantially similar to the predecessor plan that was adopted by shareholders in 1995.

APPROVAL

     To be approved, this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the 2002 Annual Meeting and entitled to vote thereon. Abstentions from voting on this proposal will have the same effect as voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

                 THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             SHAREHOLDER PROPOSALS

     In accordance with regulations issued by the Securities and Exchange Commission, shareholder proposals intended for presentation at the 2003 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than November 20, 2002, if such proposals are to be considered for inclusion in the Company's Proxy Statement. In accordance with the Company's Bylaws, shareholder proposals intended for presentation at the 2003 Annual Meeting of Shareholders that are not intended to be considered for inclusion in the Company's Proxy Statement must be received by the Secretary of the Company no later than 35 days prior to the 2003 Annual Meeting of Shareholders. For any proposal that is not submitted for inclusion in the next year's Proxy Statement, but is instead sought to be presented directly at the 2003 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on March 31, 2003, and advises share owners in the 2003 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on March 31, 2003.

     In addition, in accordance with the Company's Bylaws, shareholder proposals intended for presentation at the 2002 Annual Meeting of Shareholders that are not intended for inclusion in the Company's Proxy Statement must be received by the Company not later than April 10, 2002. For any proposal that is not submitted for inclusion in this year's Proxy Statement, but is instead sought to be presented directly at the 2002 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the
Company: (1) receives notice of the proposal before the close of business on March 31, 2002, and advises share owners in this year's Proxy Statement about the nature of the matter and how management intends to vote on such matter; or
(2) does not receive notice of the proposal prior to the close of business on March 31, 2002.

     Proposals should be mailed via certified mail and addressed to Robert C. LaRose, Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     The Company and its intermediaries shall provide one copy of a proxy statement or annual report to two or more security holders who share an address in accordance with Rule 14a-3(e)(1) of the Securities Exchange Act where consent of such security holders has been properly obtained and where neither the Company nor the intermediary has received contrary instructions from one or more of such security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of a proxy statement or annual report, as applicable, to any security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the registrant that the security holder wishes to receive a separate copy of a proxy statement or annual report by contacting the Company at the following phone number and/or mailing address:

Landstar System, Inc.
Investor Relations
13410 Sutton Park Drive South
Jacksonville, FL 32224
Phone: 904-398-9400

     Security holders sharing an address can also request delivery of a single copy of proxy statement or annual report if they are receiving multiple copies of proxy statements or annual reports by contacting the Company at the preceding phone number and/or mailing address.

                                 OTHER MATTERS

     Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

                   PLEASE COMPLETE, SIGN, DATE AND RETURN THE
                          ENCLOSED PROXY CARD PROMPTLY

                                          By Order of the Board of Directors

                                          /s/ Robert C. LaRose

                                          Robert C. LaRose
                                          Vice President,
                                          Chief Financial Officer
                                          and Secretary

13410 Sutton Park Drive South
Jacksonville, FL 32224

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER OF THE COMPANY WHO SO REQUESTS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 29, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO LANDSTAR SYSTEM, INC., ATTENTION: HENRY
H. GERKENS, INVESTOR RELATIONS, 13410 SUTTON PARK DRIVE SOUTH, JACKSONVILLE, FLORIDA 32224.

                                                                       EXHIBIT A

                             LANDSTAR SYSTEM, INC.
                        2002 EMPLOYEE STOCK OPTION PLAN
                                   SECTION 1.
                                    PURPOSE

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees, and (c) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

                                   SECTION 2.
                                  DEFINITIONS

     2.1. Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

          (a) "Act" means the Securities Exchange Act of 1934, as amended.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Cause" means (i) the willful failure by the Participant to perform substantially his duties as an Employee of the Company (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any material written policy of the Company or any Subsidiary, or any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary.

          (d) "Change in Control" means the occurrence of any of the following events:

             (i) any "person" including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of securities of the Company representing the greater of 35% or more of the combined voting power of the Company's then outstanding securities; or

             (ii) the consummation of a (a) merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger directly or indirectly own less than 50% of the voting power in such corporation or (b) sale or other disposition in a transaction or a series of related transactions of all or substantially all of the assets of the Company; provided that if a Participant's employment with the Company is terminated between the date the stockholders of the Company approve a transaction described in the preceding clauses (a) or (b) and the date of the consummation of such transaction, such Participant shall be entitled to the provisions of Section 8 as if such Participant had remained continuously employed through the date of such consummation; or

             (iii) the purchase of Stock pursuant to any tender or exchange offer made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), other than the Company, any of its Subsidiaries, an employee benefit plan of the Company or any of its Subsidiaries, for 35% or more of the Stock of the Company.

          (e) "Change in Control Price" means the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).

          (f) "Code" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" means the Compensation Committee of the Board, which shall consist of two or more "outside directors" within the meaning of
     Section 1-162-27(e) of the Treasury Regulations issued pursuant to Section 162(m) of the Code.

          (h) "Company" means Landstar System, Inc., a Delaware corporation, and any successor thereto.

          (i) "Disability" means total disability as determined in accordance with the terms of the long-term disability plan of the Company or any of its Subsidiaries in which the Participant is eligible to participate.

          (j) "Employee" means any officer or other key executive and management employee of the Company or any of its Subsidiaries.

          (k) "Fair Market Value" means, on any date, the average of the bid and asked for price of a share of Stock as reported on the National Association of Securities Dealers Automated Quotation/National Market System (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on NASDAQ/NMS (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

          (l) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either
     (i) an "Incentive Stock Option" within the meaning of Section 422 of the Code or (ii) a "Nonstatutory Stock Option."

          (m) "Participant" means any Employee designated by the Committee to participate in the Plan.

          (n) "Plan" means the Landstar System, Inc. 2002 Employee Stock Option Plan, as in effect from time to time.

          (o) "Retirement" means termination of a Participant's employment on or after the date the Participant attains age 62.

          (p) "Stock" means the common stock of the Company, par value $0.01 per share.

          (q) "Subsidiary" means any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

     2.2. Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   SECTION 3.
                         ELIGIBILITY AND PARTICIPATION

     Participants in the Plan shall be those Employees selected by the Committee to participate in the Plan. The selection of an Employee as a Participant shall neither entitle such Employee to, nor disqualify such Employee from, participation in any other award or incentive plan.

                                   SECTION 4.
                            POWERS OF THE COMMITTEE

     4.1. Power to Grant. The Committee shall determine the Participants to whom Options shall be granted and the terms and conditions of any and all such Options. The Chairman of the Board may suggest to the Committee the Participants who should receive Options under the Plan. The terms and conditions of each Option shall be determined by the Committee at the time of grant, and such terms and conditions shall not be subsequently changed in a manner which would be adverse to participants without the consent of the Participant to whom such Option has been granted. The Committee may establish different terms and conditions for different Participants receiving Options and for the same Participant for each Option such Participant may receive, whether or not granted at different times.

     4.2. Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

                                   SECTION 5.
                             STOCK SUBJECT TO PLAN

     5.1. Number. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Options under the Plan may not exceed 800,000 shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose.

     5.2. Cancelled, Terminated, or Forfeited Options. Any shares of Stock subject to an Option which for any reason is cancelled, terminated or otherwise settled without the issuance of any Stock shall again be available under the Plan.

     5.3. Adjustment in Capitalization. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available for Options under Section 5.1 or subject to outstanding Options, the limitations under
Section 6.1 on the number of Options that may be granted to any Participant during any fiscal year of the Company, and the respective prices and/or performance criteria applicable to outstanding Options may be appropriately adjusted by the Committee, whose determination shall be conclusive.

                                   SECTION 6.
                                 STOCK OPTIONS

     6.1. Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant, provided that no Participant shall receive more than 50,000 Options during any fiscal year of the Company. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

     6.2. Option Price. Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the Option is granted.

     6.3. Exercise of Options. Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions including the performance of a minimum period of service or the satisfaction of performance goals, as the Committee may impose either at or after the time of grant of such Options, subject to the Committee's right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable more than 10 years after the date on which it is granted.

     6.4. Payment. The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or cash equivalents, including by personal check, at the time of exercise. The Committee may, in its discretion, permit a Participant to make payment in Stock already owned by him or her, valued at its Fair Market Value on the date of exercise, as partial or full payment of the exercise price. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Stock.

     6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded under Section 421 of the Code.

                                   SECTION 7.
                           TERMINATION OF EMPLOYMENT

     7.1. Termination of Employment Due to Retirement. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of Retirement, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised at any time prior to the expiration of the term of the Options or within one (1) year (or such other period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter.

     7.2. Termination of Employment Due to Death or Disability. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of death or Disability, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) may be exercised by the Participant or the Participant's designated beneficiary, and if none is named, in accordance with Section 10.2, at any time prior to the expiration date of the term of the options or within one (1) year (or such other period as the Committee shall determine at the time of grant) following the Participant's termination of employment, whichever period is shorter.

     7.3. Termination of Employment For Cause. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment is terminated for Cause, any Options granted to such Participant which are then outstanding (whether or not exercisable prior to the date of such termination) shall be forfeited.

     7.4. Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment of the Participant shall terminate for any reason other than one described in Section 7.1, 7.2 or 7.3, any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment shall be exercisable at any time prior to the expiration of the term of such Options or the thirtieth day following the Participant's termination of employment, whichever period is shorter.

                                   SECTION 8.
                               CHANGE IN CONTROL

     8.1.  Accelerated Vesting and Payment.  Subject to the provisions of
Section 8.2 below, in the event of a Change in Control, each Option shall be, at the discretion of the Committee, either cancelled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price over the exercise price for such Option, or fully exercisable regardless of the exercise schedule otherwise applicable to such Option.

     8.2. Alternative Awards. Notwithstanding Section 8.1, no cancellation, acceleration of exercisability or vesting or cash settlement or other payment shall occur with respect to any Option if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Option shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

          (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control;

          (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

          (iii) have substantially equivalent economic value to such Award (determined at the time of the Change in Control);

          (iv) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation or a material reduction in the Participant's responsibilities, in each case without the Participant's written consent.

                                   SECTION 9.
                AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

     The Board may at any time terminate or suspend the Plan, and from time to time may amend or modify the Plan, provided that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of Stock is present in person or by proxy, no amendment or modification to the Plan may (i) materially increase the benefits accruing to participants under the Plan, (ii) except as otherwise expressly provided in Section 5.3, materially increase the number of shares of Stock subject to Options under the Plan or the number of Options that may be granted to a participant in a single calendar year under the Plan, or (iii) materially modify the requirements for participation in the Plan. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan, without the consent of the Participant.

                                  SECTION 10.
                            MISCELLANEOUS PROVISIONS

     10.1. Nontransferability of Options. No Options granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

     10.2. Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his estate.

     10.3. No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary or affiliate. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Options.

     10.4. Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Option under the Plan, and the Company may defer payment of cash or issuance of Stock until such requirements are satisfied.

     10.5. Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise.

     10.6. No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees in cash or property, in a manner which is not expressly authorized under the Plan.

     10.7. Requirements of Law. The granting of Options and the issuance of shares of Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     10.8. Term of Plan. The Plan shall be effective upon its adoption by the Board and approval by a majority of the shareholders of the Company. The Plan shall continue in effect, unless sooner terminated pursuant to Section 9, until the tenth anniversary of the date on which it is adopted by the Board.

     10.9. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

     10.10. No Impact On Benefits. Options granted under the Plan are not compensation for purposes of calculating an Employee's rights under any employee benefit plan.

     10.11. Freedom of Action. Subject to Section 9, nothing in the Plan or any Option agreement shall be construed as limiting or preventing the Company or any subsidiary thereof from taking any action with respect to the operation or conduct of its business that it deems appropriate or in its best interest.

     10.12. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

     10.13. No Rights as Stockholder. No Participant shall have any voting or other rights as a stockholder of the Company with respect to any Stock covered by any Option until the issuance of a certificate or certificates to the Participant for such Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

                                                                       EXHIBIT B

                             LANDSTAR SYSTEM, INC.
                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                       (EFFECTIVE AS OF JANUARY 1, 2002)

1.  PURPOSE.

     The purposes of the Plan are to enable the Company and its Subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company's performance. The Plan is designed to assure that amounts paid to certain executive officers of the Company will not fail to be deductible by the Company for Federal income tax purposes because of the limitations imposed by Section 162(m).

2.  DEFINITIONS.

     Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably and that each comprehends the others.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Committee" shall mean the Compensation Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom is an "outside director" within the meaning of Section 162(m).

     (c) "Common Stock" shall mean the common stock of the Company, par value $.01, any common stock into which such common stock may be changed, and any common stock resulting from any reclassification of such common stock.

     (d) "Company" shall mean Landstar System, Inc.

     (e) "Covered Employee" shall have the meaning set forth in Section 162(m).

     (f) "Fair Market Value" shall mean, on any date, the average of the bid and asked for price of a share of Common Stock as reported on the National Association of Securities Dealers Automated Quotation/National Market System ("NASDAQ/NMS") (or on such other recognized market or quotation system on which the trading prices of the Common Stock are traded or quoted at the relevant time) on such date. In the event that there are no Common Stock transactions reported on NASDAQ/NMS (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported.

     (g) "Grant Date" shall mean, with respect to any shares of Common Stock awarded pursuant to the Plan, the date on which the Committee determines the portion, if any, of a Participant's bonus which is payable in Common Stock.

     (h) "Participant" shall mean (i) each executive officer of the Company and
(ii) each other key employee of the Company or a Subsidiary who the Committee designates as a participant under the Plan.

     (i) "Plan" shall mean the Landstar System, Inc. Executive Incentive Compensation Plan, as set forth herein and as may be amended from time to time.

     (j) "Section 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (including any proposed regulations).

     (k) "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock representing more than 50% of the voting power of all classes of stock entitled to vote.

3.  ADMINISTRATION.

     The Committee shall administer and interpret the Plan, provided that, in no event, shall the Plan be interpreted in a manner which would cause any amount payable under the Plan to any Covered Employee to fail to qualify as performance-based compensation under Section 162(m). The Committee shall establish the performance objectives for any calendar year in accordance with
Section 4 and certify whether such performance objectives have been obtained. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

4.  BONUSES.

     (a) Performance Criteria. On or before April 1 of each year (or such other date as may be required or permitted under Section 162(m)), the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus for such year. Any such performance objectives will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the Committee: (i) actual earnings per share on the Common Stock; (ii) budgeted earnings per share on the Common Stock; (iii) the Company's consolidated earnings before income taxes;
(iv) the Company's consolidated operating income; (v) individual Subsidiary's operating income; (vi) total return to the Company's shareholders, assuming the reinvestment of dividends; and (vii) return on shareholders equity.

     (b) Maximum Amount Payable. If the Committee certifies in writing that any of the performance objectives established for the relevant year under Section 4(a) has been satisfied, each Participant who is employed by the Company or one of its Subsidiaries on the last day of the calendar year for which the bonus is payable shall be entitled to receive an annual bonus equal to a maximum of $2,000,000. Unless the Committee shall otherwise determine, if a Participant's employment terminates for any reason (including, without limitation, his death, disability or retirement under the terms of any retirement plan maintained by the Company or a Subsidiary) prior to the last day of the calendar year for which the bonus is payable, such Participant shall receive an annual bonus equal to the amount the Participant would have received as an annual bonus award if such Participant had remained an employee through the end of the year multiplied by a fraction, the numerator of which is the number of days that elapsed during the calendar year in which the termination occurs prior to and including the date of the Participant's termination of employment and the denominator of which is 365.

     (c) Negative Discretion.  Notwithstanding anything else contained in
Section 4(b) to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 4(b) based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4(b).

     (d) Affirmative Discretion. Notwithstanding any other provision in the Plan to the contrary, (i) the Committee shall have the right, in its discretion, to pay to any Participant who is not a Covered Employee an annual bonus for such year in an amount up to the maximum bonus payable under Section 4(b), based on individual performance or any other criteria that the Committee deems appropriate and (ii) in connection with the hiring of any person who is or becomes a Covered Employee, the Committee may provide for a minimum bonus amount in any calendar year, regardless of whether performance objectives are attained.

     (e) Awards of Common Stock. The Committee in its discretion may determine that up to 50% of a Participant's bonus shall be payable in Common Stock. The number of shares of Common Stock to be awarded shall be determined by dividing the dollar value of the portion of a Participant's bonus which is payable in Common Stock by the Fair Market Value of a share of Common Stock on the Grant Date, provided, however, that in no event shall the aggregate Fair Market Value of Common Stock awarded under the Plan with respect to any calendar year exceed $1,000,000. The distribution of Common Stock shall be subject to such terms and conditions as the Committee shall determine, including such requirements as continued services for the vesting of such award.

5.  PAYMENT.

     Except as may be determined pursuant to the terms of Section 4(e) or as otherwise provided hereunder, payment of any bonus amount determined under
Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained (or, in the case of any bonus payable under the provisions of Section 4(d), after the Committee determines the amount of any such bonus).

6.  GENERAL PROVISIONS.

     (a) Effectiveness of the Plan. Subject to the approval by the holders of the Common Stock at the 2002 Annual Meeting of Shareholders, the Plan shall be effective with respect to calendar years beginning on or after January 1, 2002 and ending on or before December 31, 2006, unless the term hereof is extended by action of the Board.

     (b) Amendment and Termination. Notwithstanding Section 6(a), the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant in respect of any calendar year which has already commenced and no such action shall be effective without approval by the shareholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation under Section 162(m).

     (c) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

     (d) No Right of Continued Employment. Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries.

     (e) No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

     (f) Nonalienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to (i) a corporation which acquires all or substantially all of the Company's assets or (ii) any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant's beneficiaries, heirs, executors, administrators or successors in interest.

     (g) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

     (h) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

     (i) Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflict of laws.

     (j) Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.